Exhibit 10.1

October 6, 2009

Arrow Energy International Pte Ltd
International Operations HQ
152 Beach Road, #19-05 The Gateway East
Singapore (189721)
Fax: +65-6294-6904
Attention: Nick Davies, Chief Executive Officer

Arrow Energy International Pte Ltd
Suite 15D
Sunbetter Golden Diamond
Jia 52 South Road of East 3rd
Chaoyang District, Beijing, 100022
People's Republic of China
Attention: Dave Mathew, Executive Director

Re:	Extension of Farm-In Deadline under the Farmout Agreement dated March 13, 2009 between Arrow Energy International Pte Ltd and Far East Energy (Bermuda), Ltd.

Gentlemen:

As previously discussed, it is apparent to both parties that there is a need to extend the Farm-In Deadline in the subject agreement.  To document this agreed extension, in accordance with Sections 1.23, 13.3 and 13.6 of the Farmout Agreement, the reference to "October 15, 2009" in Section 1.23 is hereby changed with "November 20, 2009".  Except as specifically stated herein, the Farmout Agreement will continue to be in full force and effect and all other terms and conditions of the Farmout Agreement will continue to apply.

In addition, notwithstanding the extension of the Farm-In Deadline, we have agreed that interest will begin to accrue on October 16, 2009 under the Exchangeable Note of US$10,000,000 principal amount we originally issued to you on March 13, 2009, and will not be further deferred.  Accordingly, in accordance with Section 9(e) of the Exchangeable Note, (a) the reference to "the Farm-In Deadline" in Section 4.1 is hereby deleted and replaced with "October 16, 2009" and (b) Section 5.1 is hereby amended by adding the words "and any accrued interest" after the words "the entire Principal Amount of this Exchangeable Note" and before the words "shall immediately".  Except as specifically stated herein, the Exchangeable Note will continue to be in full force and effect and all other terms and conditions of the Exchangeable Note will continue to apply.

Please indicate your acknowledgement and agreement with this amendment by countersigning this letter on the following page.

Yours truly,

FAR EAST ENERGY (BERMUDA), LTD.

/s/ Michael R. McElwrath
Name:	Michael R. McElwrath
Title:	Chairman

Arrow Energy International Pte Ltd
October 6, 2009

ACKNOWLEDGED AND AGREED:

ARROW ENERGY INTERNATIONAL PTE LTD

/s/ Nick Davies
Name:	Nick Davies
Title:	Chief Executive Officer